EXHIBIT 10.25.6

SECOND MODIFICATION TO CREDIT AGREEMENT

This Second Modification to Credit Agreement (this “Modification”) dated as of June 10, 2011, is entered into by and between Nexx Systems, Inc., a Delaware corporation (“Borrower”) and Comerica Bank, a Texas banking association (“Bank”).

RECITALS

This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

A. Bank and Borrower previously entered into a Credit Agreement dated June 25, 2010, as amended by the First Modification to Credit Agreement dated July 1, 2010 (the “Agreement”).

B. Borrower has requested, and Bank has agreed to provide, extensions and increases in the Loans originally made and new Loans under the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

AGREEMENT

1. Capitalized Terms. In this Modification, capitalized terms that are used without separate definition shall have the meanings given to them in the Agreement.

2. Modification to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 4 hereof, the Agreement is hereby modified as set forth below.

(a) The following terms, which are defined in Section 1.1 of the Agreement, are given the following amended definitions:

“ ‘Advance’ means a disbursement of a Revolving Loan provided under Section 2.1 or a disbursement of an EEU Loan under Section 2.6.A, as the case may be.

‘Aggregate Revolving Cap Amount’ means Ten Million Dollars ($10,000,000).

‘Applicable Interest Rate’ means, (a) with respect to the Term Loan A and Term Loan B, the LIBOR-based Rate plus the Applicable Margin and (b) with respect to the Revolving Loans and the EEU Loans, the Daily Adjusting LIBOR Rate plus the Applicable Margin, or as may be determined in accordance with the terms and conditions of this Agreement.

[remainder of page is blank]

‘Applicable Margin’ means:

Loans	LIBOR- based Rate (June 25, 2010 – June 30, 2011)	LIBOR- based Rate (from and after July 1, 2011)	Daily Adjusting LIBOR Rate (June 25, 2010 – June 30, 2011)	Daily Adjusting LIBOR Rate (from and after July 1, 2011)	Prime Referenced Rate* (June 25, 2010 – June 30, 2011)	Prime Referenced Rate* (from and after July 1, 2011)
Revolving Advances	N/A	N/A	6.25%	5.25%	6.25%	5.25%
EEU Advances	N/A	N/A	6.25%	6.25%	6.25%	6.25%
Term Loan A	6.25%	5.25%	N/A	N/A	6.25%	5.25%
Term Loan B	6.25%	6.25%	N/A	N/A	6.25%	6.25%

*	if applicable.

‘Eligible Foreign Accounts’ means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are (i) supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, (ii) insured by the Export Import Bank of the United States or any private credit insurance company reasonably satisfactory to Bank, (iii) generated by an account debtor with its principal place of business in Canada, provided that the Bank has perfected its security interest in the appropriate Canadian province, or (iv) approved by Bank on a case-by-case basis. All Eligible Foreign Accounts must be calculated in U.S. Dollars.

‘Ex-Im Facility Documents’ means the Ex-Im Facility Loan Agreement, the Amended and Restated $10,000,000 Master Revolving Note, the Loan Authorization Notice, the Borrower Agreement, and Economic Impact Certification, each dated as of June 10, 2011.

‘LIBOR-based Rate’ means a per annum interest rate which is equal to the quotient of the following:

(a)	the LIBOR Rate;

divided by

(b)	1.00 minus the maximum rate (expressed as a decimal) during such Interest Period at which Bank is required to maintain reserves on “Eurocurrency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category;

provided, however, in no event and at no time shall the LIBOR-based Rate be less than one percent (1.00%) per annum.

‘Loan’ means the Revolving Loans, EEU Loans, Term Loan A and Term Loan B or any of them, and “Loans” means all of them.

‘Note’ means the Revolving Credit Note, the EEU Line of Credit Note, the Term Note A and the Term Note B or any of them and “Notes” means all of them.

“Permitted Investments” means (a) the Equity Interests of the Subsidiaries owned by Borrower on the Effective Date, (b) Permitted FS Investments, (c) certificates of deposit with maturities of one year or less of United States commercial banks with capital, surplus and undivided profits in excess of $100,000,000.00, and (d) direct obligations of the United States Government.

‘Request for Advance’ means (a) in the case of the Revolving Loans, a request for an Advance in the form of Exhibit D, and (b) in the case of the EEU Loans, a request for an Advance in the form of Exhibit D-1.

‘Revolving Commitment Amount’ means, as of any applicable date of determination, Ten Million and 00/100 Dollars ($10,000,000.00) (or such lesser amount to which the Revolving Commitment Amount may be reduced by Borrower from time to time under Section 2.19).

“Revolving Credit Note” means an Amended and Restated Revolving Credit Note conforming to Section 2.2 and in the form and content of Exhibit B.

“Termination Date” means December 1, 2012 (or such earlier date on which Borrower shall permanently terminate the Revolving Commitment Amount under Section 2.19).

‘Warrant’ means a warrant for the purchase of shares of Borrower’s capital stock in the form of Exhibit I or other form satisfactory to Bank.”

(b) The following terms and their respective definitions are hereby added to Section 1.1 of the Agreement in their respective alphabetical order:

“ ‘Current Maturities of Long Term Indebtedness’ means, as of any date of determination thereof, that portion of the long term indebtedness of a Person that should be classified as current in accordance with GAAP.

‘Debt Service Coverage Ratio’ means, as of any applicable date of determination, the ratio of:

(a)	EBITDA of Borrower and its Subsidiaries, measured for the 12 months ending on the date of determination, minus the amount of income taxes paid in cash in the same period;

to

(b)	the sum of:

(i)	twenty percent (20.0%) of the outstanding principal balance of the EEU Loans on the date of determination; plus

(ii)	Current Maturities of Long Term Indebtedness of Borrower and its Subsidiaries, as of the date of determination, excluding for this purpose any portion of the EEU Loans; plus

(iii)	all interest paid or payable with respect to Funded Debt of Borrower and its Subsidiaries (excluding for this purpose any expense for transaction and commitment fees of the Loans and any expense associated with the common and preferred stock warrant liability), measured for the 12 months ending on the date of determination.

‘EBITDA’ means, for any applicable period of determination, Net Income for such period, plus, to the extent deducted in computation of such Net Income, the amount of interest expense, income tax expense, and depreciation and amortization expense, for such period, plus to the extent deducted in computation of such Net Income, the amount (not to exceed $691,000) of the non-recurring write–off relating to Borrower’s proposed Canadian initial public offering, all as determined in accordance with GAAP.

‘EEU Limit’ means, at any date of determination, eighty percent (80.0%) of the EEU Production Costs for the External Evaluation Units then-owned by Borrower, or, if less, eighty percent (80.0%) of the fair market value of such External Evaluation Unit(s).

‘EEU Line of Credit’ means the loan facility described in Section 2.6A.

‘EEU Line of Credit Amount’ means Five Million Dollars ($5,000,000).

‘EEU Line of Credit Note’ means a promissory note conforming to Section 2.6.A and in the form and content of Exhibit B-1.

‘EEU Loan’ means an advance under the EEU Line of Credit made by Bank to Borrower pursuant to Section 2.6.A.

‘EEU Production Costs’ means, at any date of determination, the actual direct costs for labor and materials incurred by Borrower (including but not limited to amounts paid or payable to third-party manufacturers and processors) to manufacture and produce any one or more of Borrower’s External Evaluation Units.

‘EEU Production Report’ means a report in the form of attached Exhibit A-1.

‘EEU Termination Date’ means December 1, 2012 (or such earlier date on which Borrower shall permanently terminate the EEU Line of Credit Amount under Section 2.19).

‘Evaluation Unit’ means an Internal Evaluation Unit or an External Evaluation Unit.

‘External Evaluation Unit’ means a machine for packaging semiconductors in silicon wafers that has been produced by or for Borrower and shipped to an actual or potential purchaser for the purpose of testing the performance of the machine in such purchaser’s processes, but remains owned by Borrower.

‘Internal Evaluation Unit’ means a machine for packaging semiconductors in silicon wafers that has been produced by or for Borrower for use as a demonstration model on-site at a Borrower Location.

‘Permitted FS Investments’ means cash investments by Borrower in any of its Foreign Subsidiaries, whether accounted for as debt or equity, provided that (a) the amount of the initial capital investments in Foreign Subsidiaries made after June 25, 2010, may not exceed $500,000 in aggregate for all Foreign Subsidiaries taken as a whole, and (b) during any twelve-month period the amount of additional investments (i.e., in addition to the initial capital investments allowed under clause (a)) may not exceed $3,000,000 in aggregate for all Foreign Subsidiaries taken as a whole.

‘Request for EEU Advance’ means a request for an advance of an EEU Loan in the form of Exhibit D-1.

‘Term Loan B’ means the term loan described under Section 2.6.B.

‘Term Note B’ means a promissory note conforming to Section 2.6.B and in the form and content of Exhibit C-1.

‘Term Note B Maturity Date’ means December 1, 2014.”

(c) Any and all references to “Maturity Date”, “Term Loan” and “Term Note” shall be amended entirely to read “Term Loan A Maturity Date”, “Term Loan A” and “Term Note A”, respectively.

(d) Section 2.2 (Revolving Credit Note) is amended by deleting the word “original” in the first sentence and inserting the words “before any reduction in the Revolving Commitment Amount pursuant to Section 2.19” at the end of the first sentence.

(e) The heading of Section 2.3 (Mandatory Payments) is amended to be “Mandatory Payments of Revolving Loans”.

(f) Section 2.4 (a) (Requests for Advances) of the Agreement is amended entirely to read as follows:

“2.4 Requests for Revolving Loans.

(a) Borrower may request a Revolving Loan, only after delivery to Bank of (i) a Request for Advance executed by a person identified on Schedule 2.4 or otherwise previously authorized (in a writing delivered to Bank) by Borrower to execute such Request, and (ii) a Borrowing Base Certificate (based on the Eligible Accounts as of five Business Days prior to the proposed Disbursement Date). A Request for Advance and associated Borrowing Base Certificate must be delivered by 2:00 p.m. (California time) on the proposed Disbursement Date. Each Request for Advance shall constitute Borrower’s certification, as of the date thereof that all conditions to Advances have been satisfied, and shall remain satisfied to the applicable Disbursement Date (both before and after giving effect to such Advance).”

(g) The following Sections 2.6.A and 2.6.B are added to the Agreement immediately following Section 2.6 as set forth below:

“2.6.A EEU Line of Credit.

(a) Subject to the terms and conditions of this Agreement, Bank agrees to make EEU Loans to Borrower on a revolving basis in such amount as Borrower shall request at any time from June 10, 2011, until the EEU Termination Date, up to an aggregate principal amount outstanding at any time not to exceed the lesser of (i) the EEU Line of Credit Amount, or (ii) the EEU Limit, provided that each Disbursement Date under this Section must be a Business Day. Borrower agrees that it will:

(i) request an EEU Loan only for the purpose of paying or carrying EEU Production Costs;

(ii) not borrow with respect to any External Evaluation Unit more than eighty percent (80%) of the EEU Production Costs for such External Evaluation Unit; and

(iii) provide Bank any documentary evidence related to the EEU Production Costs as Bank may request.

(b) The EEU Loans shall be evidenced by the EEU Line of Credit Note, executed by Borrower, dated June 10, 2011, payable to Bank on the EEU Termination Date (unless sooner accelerated pursuant to the terms of this Agreement), and in the principal amount of the original EEU Line of Credit Amount (before giving effect to any reduction under Section 2.19). The date and amount of each EEU Loan made by Bank and of each repayment of principal thereon received by Bank shall be recorded by Bank in its records. The aggregate unpaid principal amount so recorded by Bank shall (absent manifest error) constitute the best evidence of the principal amount owing and unpaid on the EEU Line of Credit Note, provided, however, that the failure by Bank so to record any such amount or any error in so recording any such amount shall not limit or otherwise affect the obligations of Borrower under this Agreement or the EEU Line of Credit Note to repay the principal amount of all the EEU Loans together with all interest accrued or accruing thereon.

(c) The EEU Loans shall bear interest at the Applicable Interest Rate, or as otherwise determined under the terms and conditions of this Agreement. Interest on the EEU Loans shall be payable monthly commencing on August 1, 2011, and on the first day of each succeeding month, until the maturity of the EEU Line of Credit Note (whether by demand, acceleration or otherwise) and during a Continuing Event of Default or after maturity (whether by demand, acceleration or otherwise), such Loan shall be payable on demand. Interest on the EEU Loans will be further subject to the provisions of clauses (a) – (c) of Section 2.7.

(d) Borrower shall pay to Bank the amount, if any, by which the aggregate unpaid principal amount of all EEU Loans outstanding at any time exceeds the lesser of the EEU Line of Credit Amount or the EEU Limit, together with all interest accrued and unpaid on the amount of such excess. Such payment shall be immediately due and owing without notice or demand upon the occurrence of any such excess.

(f) (i) Borrower may request an EEU Loan, only after delivery to Bank of (i) a Request for Advance executed by a person identified on Schedule 2.4 or otherwise previously authorized (in a writing delivered to Bank) by Borrower to execute such Request for Advance, and (ii) an EEU Production Report reflecting the status of the EEU Production Costs as of five Business Days prior to the proposed Disbursement Date. A Request for Advance of an EEU Loan and the associated EEU Production Report must be delivered by 2:00 p.m. (California time) on the proposed Disbursement Date and the EEU Production Report must be delivered no later than the second Business Day preceding the proposed Disbursement Date. Each such Request for

Advance shall constitute Borrower’s certification, as of the date thereof that all conditions to such EEU Loan have been satisfied, and shall remain satisfied to the applicable Disbursement Date (both before and after giving effect to such Advance).

(g) The principal amount of all EEU Loans made with respect to any specific External Evaluation Unit shall be due and payable on the first to occur of (i) the Business Day following the date Borrower transfers title to the External Evaluation Unit or, if earlier, the date the purchaser pays the price for the External Evaluation Unit, or (ii) eighteen (18) months after the date of the shipment of the External Evaluation Unit to the prospective customer.

2.6.B Term Loan B.

(a) Subject to the terms and conditions of this Agreement, Bank agrees to make a term loan to Borrower on or before June 30, 2011 in the principal amount of Three Million and 00/100 Dollars ($3,000,000) (‘Term Loan B’). All proceeds of Term Loan B shall be used to carry the cost of producing the Internal Evaluation Units, and any proceeds not applied to that purpose at the time the Term Loan is advanced will be retained by Borrower in cash and applied to those costs as and when incurred.

(b) Term Loan B shall be evidenced by Term Note B, executed by Borrower, dated the date Term Loan B is advanced to Borrower, and in the principal amount of Term Loan B. The principal of the Term Note B shall be payable (unless sooner accelerated pursuant to the terms of this Agreement), in equal monthly principal installments of $71,428.57 plus accrued and unpaid interest each on the first day of each consecutive calendar month commencing August 1, 2011. All outstanding principal and accrued but unpaid interest shall be due and payable under Term Note B on the Term Note B Maturity Date.

(c) Term Loan B shall bear interest at the Applicable Interest Rate, or as otherwise determined under the terms and conditions of this Agreement. Interest on Term Loan B will be further subject to the provisions of clauses (a) – (c) of Section 2.7.”

(h) Sections 2.17 (c) and (d) are each added to the Agreement immediately following Section 2.17 (b) as set forth below:

“(c) Commitment Fees.

(i) EEU Line of Credit. Borrower shall pay to Bank a commitment fee on the EEU Line of Credit for the period from June 10, 2011 to and including the EEU Termination Date equal to 0.25% per annum on the average daily excess of the EEU Line of Credit Amount over the aggregate unpaid principal balance of the EEU Advances. Such commitment fee shall be payable on the first Business Day of each July, October, January and April, beginning July 1, 2011, and on the EEU Termination Date, for the periods ending immediately prior to such date.

(ii) Revolving Loans. Borrower shall pay to Bank a commitment fee with respect to the Revolving Loans for the period from June 10, 2011, to and including the Termination Date equal to 0.25% per annum on the average daily excess of the Aggregate Revolving Cap Amount (giving effect to such amount as set forth in this Agreement both before and after the effective date of the Second Modification to Credit Agreement dated June 10, 2011, made between Borrower and Bank) over the aggregate unpaid principal balance of the Revolving Loans and the Ex-Im Facility Loans, but without duplication of any comparable amount payable under the Ex-Im Facility Documents. Such commitment fee shall be payable on the first Business Day of each July, October, January and April, beginning July 1, 2011, and on the Termination Date, for the periods ending immediately prior to such date.”

(i) Section 2.19 of the Agreement is amended entirely to read as follows:

“2.19 Termination or Reduction in Commitment. Borrower, at any time and from time to time (except as may hereinafter be provided), upon at least five (5) Business Days’ prior written notice received by Bank, may permanently terminate Bank’s commitment to make Revolving Loans and/or EEU Loans under this Agreement or permanently reduce the Revolving Commitment Amount and/or EEU Line of Credit Amount by an integral multiple of $100,000.00, provided, however, that Borrower, on the effective date of such termination or reduction, shall pay to Bank

(a)	with respect to the Revolving Loans, (i) in the case of a termination, the aggregate unpaid principal amount of all Revolving Loans, or (ii) in the case of a reduction, the amount, if any, by which the aggregate unpaid principal amount of all Revolving Loans exceeds the then reduced Revolving Commitment Amount; and

(b)	with respect to the EEU Loans, (i) in the case of a termination, the aggregate unpaid principal amount of all EEU Loans, or (ii) in the case of a reduction, the amount, if any, by which the aggregate unpaid principal amount of all EEU Loans exceeds the then reduced EEU Line of Credit Amount.

together in either case with all interest accrued and unpaid on the principal amounts so prepaid, but without other premium. The notice shall specify the Termination Date and/or EEU Termination Date, as applicable, or the reduced Revolving Commitment Amount and/or the reduced EEU Line of Credit Amount, and the effective date of the reduction, as the case may be. Borrower may not revoke any such notice of termination or reduction without the prior written consent of Bank.”

(j) Section 6.1(g) of the Agreement is amended entirely to read as follows:

“(g) Borrowing Base Certificate; EEU Production Report; Backlog Report. Furnish to Bank no later than thirty (30) days after the end of each month, (i) a Borrowing Base Certificate (including the breakdown of Work in Process Inventory backed by purchase orders, Eligible Accounts distinguished from Accounts supporting the Ex-Im Loan Facility), (ii) an EEU Production Report, and (iii) a backlog report executed by the chief executive or chief financial officer of Borrower. If any Borrowing Base Certificate or any EEU Production Report demonstrates that the aggregate unpaid principal amount of all Revolving Loans or all EEU Advances, as the case may be, exceeds the lesser of the Revolving Commitment Amount or the Borrowing Base as then in effect or the EEU Line of Credit Amount or the EEU Limit as then in effect, as applicable, the Borrowing Base Certificate or EEU Production Report shall be accompanied by a payment of the Revolving Loans or the EEU Advances in accordance with Section 2.3.”

(k) Section 6.2 of the Agreement is amended entirely to read as follows:

“6.2 Financial Covenants. Maintain or achieve each of the following at each indicated time or for each applicable period with all measurements to be computed in accordance with GAAP on a consolidated and nonconsolidated basis or as otherwise indicated below:

(i) Leverage Ratio. The ratio of its Debt (including deferred revenue and preferred stock warrant liabilities) to stockholders equity (including total equity and preferred stock) at not more than 3.25 to 1.00, measured as of the end of each fiscal quarter, commencing with March 31, 2011.

(ii) Debt Service Coverage Ratio. Its Debt Service Coverage Ratio at not less than 1.20 to 1.00, measured as of the end of each fiscal quarter, commencing with March 31, 2011.”

(l) Section 6.7 of the Agreement is amended entirely to read as follows:

“6.7 Books, Records, Inspections, Audits, etc. (a) Keep true books of records and accounts of all its business transactions in accordance with GAAP; (b) maintain all of its records concerning its business operations and accounting at its principal place of business; (c) give Bank prompt written notice of any change in its principal place of business, or in the location of its records; and (d) permit, upon reasonable prior notice by Bank to any authorized officer of Borrower, officers and designated representatives of Bank to visit and inspect properties or assets of Borrower, examine the books of account of Borrower, and discuss the affairs, finances and accounts of Borrower with its officers and independent accountants, all at such times and intervals as the Bank may reasonably request, including, without limitation such audits of Inventory and/or Accounts, in scope and detail satisfactory to Bank in its sole discretion, as Bank may require from time to time, which audits shall be at Borrower’s expense, provided that, except during a Continuing Event of Default, Borrower shall not be obligated to pay the expense of more than three audits per year.”

(m) Sections 6.11(a) and 6.11(c) of the Agreement are amended entirely to read as follows:

“(a) Grant Bank a security interest in sixty-five percent (65.0%) of the Equity Interest in (i) each Material Foreign Subsidiary and (ii) each Foreign Subsidiary in which Borrower has made a cash investment (whether in the form of debt or equity) of more than $350,000, provided that in the case of any Foreign Subsidiary organized under the laws of the People’s Republic of China, Borrower will only be required to grant the security interest upon Bank’s demand while there is a Continuing Event of Default.”

“(c) Within 30 days after the date any Person becomes a Subsidiary (other than a Foreign Subsidiary), cause such Subsidiary to execute and deliver to the Bank a security agreement encumbering all of the tangible and intangible personal property of such Subsidiary to secure the Obligations.”

(n) Section 6.15 of the Agreement is amended entirely to read as follows:

“6.15 Depository Accounts. Maintain all of its depository and operating accounts (other than accounts owned by Foreign Subsidiaries and Payroll Accounts) with Bank and its primary investment accounts with Bank.”

(o) Section 7.5 of the Agreement is amended entirely to read as follows:

“7.5 Debt. Incur, create, assume or permit to exist any Debt, whether on account of deposits or advances, for borrowed money, evidenced by notes, bonds, debentures or similar obligations, or of any other nature whatsoever, except for Permitted Debt and, in the case of a Foreign Subsidiary, obligations in respect of any Permitted FS Investments.”

(p) Section 7.6 of the Agreement is amended entirely to read as follows:

“7.6 Prepayment of Debts. Prepay, purchase, redeem or defease any Funded Debt for money borrowed (including without limitation any Subordinated Debt) or any Capitalized Leases, unless the Person to be paid is Borrower.’

(q) Section 7.8 of the Agreement is amended entirely to read as follows:

“7.8 Extension of Credit. Make loans, advances or extensions of credit to any Person, except for (a) sales on open account and otherwise in the ordinary course of business, (b) loans or advances to directors, officers, employees, and consultants that do not exceed $250,000.00 in aggregate at any one time, and (c) Permitted FS Investments.”

(r) Section 7.19 of the Agreement is amended entirely to read as follows:

“7.19 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for (a) transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person and (b) Permitted FS Investments.”

(s) Exhibits “A” (Borrowing Base Certificate), “B” (Revolving Credit Note) and “E” (Covenant Compliance Certificate) are amended to be in the form of the attached amended Exhibits A, B and E, as applicable.

(t) The attached Exhibit A-1 (EEU Production Report) is added to the Agreement immediately following Exhibit A.

(u) The attached Exhibit B-1 (EEU Line of Credit Note) is added to the Agreement immediately following Exhibit B.

(v) The attached Exhibit C-1 (Term Note B) is added to the Agreement immediately following Exhibit C.

(w) The attached Exhibit D-1 (Request for EEU Advance) is added to the Agreement immediately following Exhibit D.

(x) The attached Exhibit K (Form of Warrant Delivered with Second Modification to Credit Agreement) is added to the Agreement immediately following Exhibit J.

3. Representations. Borrower represents and agrees that:

(a) Its representations and warranties set forth in the Agreement and in each of the Loan Documents remain true and correct in all respects, except to the extent that they expressly speak as of a specific prior date.

(b) When executed and delivered by Borrower and Bank, this Modification will be a duly authorized, legal, valid, and binding obligation of Borrower enforceable against Borrower in accordance with its terms, and will not conflict with or violate any of Borrower’s formation documents or any agreement or instrument to which Borrower or any material portion of its assets is bound.

(c) The corporate resolutions delivered to Bank on or about June 25, 2010, remain in full force and effect, have not been amended, repealed or rescinded in any respect, except as supplemented by the corporate resolutions delivered to Bank on the date of this Modification, and may continue to be relied upon by Bank until written notice to the contrary is received by Bank, and Borrower continues to be in good standing under the laws of the State of Delaware.

(d) Except for events or conditions for which Bank is giving its waiver in this Modification, there is no Default or Event of Default continuing under the Agreement.

4. Conditions Precedent. The effectiveness of this Modification is subject to Bank’s receipt of [or Borrower’s satisfaction of] all of the following:

(a) this Modification and such other agreements and instruments reasonably requested by Bank pursuant hereto (including such documents as are necessary to create and perfect Bank’s interest in the Collateral), each duly executed by Borrower or other party;

(b) Amended and Restated Revolving Credit Note (in the increased principal amount of $10,000,000) duly executed by Borrower and payable to Bank;

(c) $5,000,000 EEU Line of Credit Note duly executed by Borrower and payable to Bank;

(d) $3,000,000 Term Note B duly executed by Borrower and payable to Bank;

(e) Warrant to Purchase Stock covering 1,486,486 shares of Borrower’s common stock duly executed by Borrower;

(f) Second Grant of Patent Security Interest duly executed by Borrower covering all of Borrower’s patents as to which Bank has not previously registered its security interest with the United States Patent and Trademark Office;

(g) a Borrowing Base Certificate dated as of May 31, 2011 (with respect to the Revolving Credit);

(h) a Borrowing Base Certificate dated as of May 31, 2011 (with respect to the Ex-Im Facility)

(i) each of the Ex-Im Facility Documents identified as follows:

(i) Amended and Restated $10,000,000 Master Revolving Note (Ex-Im line of credit);

(ii) Ex-Im Loan Authorization Notice;

(iii) Schedule A to Loan Authorization Notice;

(iv) Side Letter Agreement (Ex-Im line of credit);

(v) Borrower Agreement (Ex-Im line of credit); and

(vi) Economic Impact Certification (Ex-Im line of credit)

(j) payment all of Bank’s expenses payable by Borrower to Bank through the date of this Modification, together with the costs of recording or filing any document required by this Modification;

(k) payment to Bank of a facility fee of $37,500.00 for Term Loan B;

(l) payment to Bank of a facility fee of $62,500.00 for the EEU Line of Credit; and

(m) such other documents and completion of such other matters as Bank may reasonably deem necessary or appropriate.

5. No Other Changes. Except as specifically provided in this Modification, it does not vary the terms and provisions of any of the Loan Documents. This Modification shall not impair the rights, remedies, and security given in and by the Loan Documents. The terms of this Modification shall control any conflict between its terms and those of the Agreement.

6. Ratification. Except for the modifications under this Modification, the parties ratify and confirm the Agreement and the Loan Documents and agree that they remain in full force and effect.

7. Further Modification; No Reliance. This Modification may be altered or modified only by written instrument duly executed by Borrower and Bank. In executing this Modification, Borrower is not relying on any promise or commitment of Bank that is not in writing signed by Bank. This Modification shall not be more strictly construed against any one of the parties as compared to any other.

8. Confirmation of Lien Upon Collateral. Borrower acknowledges and agrees that the Obligations of Borrower under the Agreement and the Loan Documents and the individual advances under the Indebtedness are secured by the Collateral (as defined in the Agreement) and that the Security Agreement and Grant of Security Interest in Patents, each dated June 25, 2010 and made by Borrower in favor of Bank, constitute valid, legal, and binding agreements and obligations of Borrower. The Collateral is and shall remain subject to and encumbered by the lien, charge, and encumbrance of any applicable Loan Document, and nothing herein contained shall affect or be construed to affect the lien or encumbrance created by any applicable Loan Document respecting the Collateral, or its priority over other liens or encumbrances.

9. Successors and Assigns. This Modification shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

10. Governing Law. The parties agree that the terms and provisions of this Modification shall be governed by and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

11. No Defenses. Borrower acknowledges, confirms, and warrants to Bank that as of the date hereof Borrower has absolutely no defenses, claims, rights of set-off, or counterclaims against Bank under, arising out of, or in connection with, this Modification, the Agreement, the Loan Documents and/or the individual advances under the Indebtedness, or against any of the indebtedness evidenced or secured thereby.

12. Expenses. Borrower shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of Bank incurred in connection with the preparation, execution, and delivery of this Modification, and the other documents contemplated by this Modification.

13. Counterparts. This Modification may be executed in one or more counterparts, and by separate parties on separate counterparts, all of which shall constitute one and the same agreement.

[end of Modification – signature page follows]

The parties have executed and delivered the Second Modification to Credit Agreement as of the date first set forth above.

Nexx Systems, Inc.		Comerica Bank

By:	/s/ Stanley Piekos	By:	/s/ Steven J. Stuckey
Name: Stanley Piekos		Name: Steven J. Stuckey
Title: Chief Financial Officer		Title: Senior Vice President

AMENDED EXHIBIT A

Borrowing Base Certificate

Borrower: Nexx Systems, Inc.	Bank:	Comerica Bank
Technology & Life Sciences Division
Commitment Amount: $10,000,000		Loan Analysis Department
Five Palo Alto Square, Suite 800
3000 El Camino Real
Palo Alto, CA 94306
Phone: (650) 846-6820
Fax: (650) 846-6840

ACCOUNTS RECEIVABLE
1	Accounts Receivable Book Value as of
2	Additions (please explain on reverse)
3	TOTAL ACCOUNTS RECEIVABLE AS OF ____________________		$	_________
ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
2.	Amounts over 90 days	$ _________
3.	Credit Balances over 90 days	$ _________
4.	Balance of 25% over 90 days	$ _________
5.	Concentration limits	$ N/A
6.	Foreign Accounts	$ _________
7.	Government Accounts	$ _________
8.	Contra Accounts	$ _________
9.	Promotion or Demo Accounts	$ _________
10.	Intercompany/Employee Accounts	$ _________
11.	Other (please explain below)	$ _________
12.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$	_________
13.	Eligible Accounts (#3 minus #12)	$ _________
14.	LOAN VALUE OF ACCOUNTS RECEIVABLE (________% of #13)		$	_________

BALANCES
15.	Maximum Loan Amount	$ _________
16.	Total Funds Available (the lesser of #14 or #15)		$	_________
17.	Outstanding under Sublimits ()		$	_________
18.	Present balance outstanding on Line of Credit		$	_________
19.	Reserve Position (#16 minus #17 and #18)		$	_________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan Agreement between the undersigned and Comerica Bank.

Comments:

BANK USE ONLY

	Rec’d By:	_____________________________
	Date:	_____________________________
	Reviewed By:	_____________________________
	Date:	_____________________________
Authorized Signer

EXHIBIT A-1

EEU PRODUCTION REPORT

Nexx Systems, Inc. — Production Report for Evaluations Units

Date: _____________, 20____

Unit #/Identifier:

Proposed Customer/Build Location:
Unit Process Type:
Build start date:
Build completion date:
Ship date:
Ship location:
Installation date:
Estimated time for Evaluation:
Status of the tool (i.e., online, in production, in engineering phase, being reconfigured, etc.):
Percentage completion of raw material, WIP and labor:
Projected purchase date:
Terms of sale:
Estimated purchase price:

Costs:	Totals:
Budgeted Cost:
Costs-to-date:
Costs-to-complete:
Advances-to-date:
Maximum Available Advance (80% of Costs-to-date):
Amount of this Request:
Total Advances (with requested advance):

The undersigned confirms the accuracy of the above Report and warrants that no Default or Event of Default exists or has occurred and is continuing under the Credit Agreement dated June 25, 2010, as amended, between the undersigned and Bank.

Nexx Systems, Inc.

By:
Name:
Title:

AMENDED EXHIBIT B

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$10,000,000.00	San Diego, California	, 2011

FOR VALUE RECEIVED, the undersigned, NEXX SYSTEMS, INC., a Delaware corporation, promises to pay to the order of COMERICA BANK (the “Bank”) on the Termination Date, the principal sum or so much of the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00) as may from time to time have been advanced and be outstanding on the Termination Date under the terms of the Credit Agreement dated June 25 , 2010 between the undersigned and Bank, as amended (the “Agreement”) plus all accrued but unpaid interest thereon. Under this Note advances, repayments and re-advances may be made from time to time.

This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or prepaid under, the terms of the Agreement, to which reference is hereby made. Capitalized terms used, but not separately defined, herein shall have the meanings given to them under the Agreement.

The unpaid principal amount of this Note shall bear interest at the Applicable Interest Rate, as determined under the Agreement, and such interest shall be payable at the times required under the Agreement except that during a Continuing Event of Default the unpaid principal amount of this Note shall bear interest payable on demand at the Default Rate. All payments under this Note shall be made at the places and in the manner provided under the Agreement.

During a Continuing Event of Default, Bank may exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given under applicable law, including without limit the right to accelerate this Note.

The undersigned and all accommodation parties, guarantors and indorsers (i) waive presentment, demand, protest and notice of dishonor, and (ii) agree that no extension or indulgence to the undersigned or release or non-enforcement of any security, whether with or without notice, shall affect the obligations of any indorser. This Note shall be governed by and construed in accordance with the laws of the State of California.

This Note is an amendment and restatement of and a replacement for the $5,000,000 Revolving Credit Note dated June 25, 2010, as amended, made by the undersigned and payable to Bank (“Prior Note”). Upon issuance of this Note, all indebtedness outstanding under the Prior Note shall be deemed to be outstanding under this Note and no longer outstanding under the Prior Note, and the Prior Note shall be deemed cancelled and of no further force or effect, provided that no physical cancellation or return to the undersigned of the Prior Note shall be deemed to evidence the satisfaction or discharge of such indebtedness.

[end of Note; signature page follows]

Signature page to $10,000,000 Revolving Credit Note dated                      made by the undersigned to Comerica Bank.

NEXX SYSTEMS, INC.

By:
Name:
Title:

EXHIBIT B-1

EEU LINE OF CREDIT NOTE

$5,000,000.00	San Diego, California	, 2011

FOR VALUE RECEIVED, the undersigned, NEXX SYSTEMS, INC., a Delaware corporation, promises to pay to the order of COMERICA BANK (the “Bank”) on the Termination Date, the principal sum or so much of the principal sum of Five Million and 00/100 Dollars ($5,000,000.00) as may from time to time have been advanced and be outstanding on the EEU Termination Date under the terms of the Credit Agreement dated June 25, 2010 between the undersigned and Bank, as amended (the “Agreement”) plus all accrued but unpaid interest thereon. Under this Note advances, repayments and re-advances may be made from time to time.

This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or prepaid under, the terms of the Agreement, to which reference is hereby made. Capitalized terms used, but not separately defined, herein shall have the meanings given to them under the Agreement.

The unpaid principal amount of this Note shall bear interest at the Applicable Interest Rate, as determined under the Agreement, and such interest shall be payable at the times required under the Agreement except that during a Continuing Event of Default the unpaid principal amount of this Note shall bear interest payable on demand at the Default Rate. All payments under this Note shall be made at the places and in the manner provided under the Agreement.

During a Continuing Event of Default, Bank may exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given under applicable law, including without limit the right to accelerate this Note.

The undersigned and all accommodation parties, guarantors and indorsers (i) waive presentment, demand, protest and notice of dishonor, and (ii) agree that no extension or indulgence to the undersigned or release or non-enforcement of any security, whether with or without notice, shall affect the obligations of any indorser. This Note shall be governed by and construed in accordance with the laws of the State of California.

[end of Note; signature page follows]

Signature page to $5,000,000 EEU Line of Credit Note dated                      made by the undersigned to Comerica Bank.

NEXX SYSTEMS, INC.

By:
Name:
Title:

EXHIBIT C-1

TERM NOTE B

$3,000,000.00	San Diego, California	, 2011

FOR VALUE RECEIVED, the undersigned, NEXX SYSTEMS, INC., a Delaware corporation, promises to pay to the order of COMERICA BANK (the “Bank”) at San Diego, California, the principal sum of Three Million and 00/100 Dollars ($3,000,000.00) in consecutive monthly installments of principal in the amount of                                          and 00/100 Dollars ($            ) each, commencing                     , 20     and on the              day of each month thereafter and all outstanding principal and accrued but unpaid interest shall be due and payable on the Term Loan B Maturity Date.

This Note evidences borrowing under, is subject to, is secured in accordance with, and may be accelerated or prepaid under, the terms of the Credit Agreement dated June 25, 2010 between the undersigned and Bank, as amended (the “Agreement”), to which reference is hereby made. Capitalized terms used, but not separately defined, herein shall have the meanings given to them under the Agreement.

The unpaid principal amount of this Note shall bear interest at the Applicable Interest Rate, as determined under the Agreement, and such interest shall be payable at the times required under the Agreement except that during a Continuing Event of Default the unpaid principal amount of this Note shall bear interest payable on demand at the Default Rate. All payments under this Note shall be made at the places and in the manner provided under the Agreement.

During a Continuing Event of Default, Bank may exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given under applicable law, including without limit the right to accelerate this Note.

The undersigned and all accommodation parties, guarantors and indorsers (i) waive presentment, demand, protest and notice of dishonor, and (ii) agree that no extension or indulgence to the undersigned or release or non-enforcement of any security, whether with or without notice, shall affect the obligations of any indorser. This Note shall be governed by and construed in accordance with the laws of the State of California.

[end of Note; signature page follows]

Signature page to $3,000,000 Term Note B dated                      made by the undersigned to Comerica Bank.

NEXX SYSTEMS, INC.

By:
Name:
Title:

EXHIBIT D-1

FORM OF REQUEST FOR EEU ADVANCE

[to follow]

Nexx Systems, Inc. — Evaluations Units Request for Advance Form

Date: _____________, 20____

The undersigned requests an advance in the amount of $___________________ under the $5,000,000 EEU Line of Credit Note dated June 10, 2011, made by the undersigned to Comerica Bank (“Bank”).

The proceeds of this advance shall be credited to the undersigned’s account no. _________________________ maintained with Bank.

This request for advance is consistent with the requirements set forth in the attached EEU Production Report. The EEU Production Report is accurate in all respects and satisfies all the conditions of the EEU Line Credit as described in the Credit Agreement dated June 25, 2010, between the undersigned and Bank, as amended from time to time (the “Credit Agreement”).

The undersigned confirms the accuracy of the above Report and warrants that no Default or Event of Default exists or has occurred and is continuing under the Credit Agreement.

Nexx Systems, Inc.

By:
Name:
Title:

AMENDED EXHIBIT E

COVENANT COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
Five Palo Alto Square, Suite 800
3000 El Camino Real
Palo Alto, CA 94306
Phone: (650) 846-6820
Fax: (650) 846-6840
FROM: BORROWER - Nexx Systems, Inc.

The undersigned authorized Officer of Nexx Systems, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Credit Agreement between Borrower and Bank, as amended (the “Agreement”), (i) Borrower is in complete compliance for the period ending __________________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.15, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED		COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days		YES	NO
Compliance Certificate	Monthly, within 30 days		YES	NO
CPA Audited, Unqualified F/S	Annually, within 120 days of FYE		YES	NO
Borrowing Base Certificate	Monthly, within 30 days and before any Advance		YES	NO
EEU Production Report	Monthly, within 30 days and 2 days before any Advance		YES	NO
EEU Backlog Report	Monthly, within 30 days		YES	NO
A/R & A/P Agings	Monthly, within 30 days		YES	NO
Annual Forecast	Annually, within 30 days of FYE		YES	NO
Inventory Report	Monthly, within 30 days		YES	NO
Patents/Trademarks	Notify promptly upon application/registration with USPTO		YES	NO
Copyrights	Notify within 30 days of application/registration with		YES	NO
US Copyright Office
Audit	Three times a year		YES	NO
No Default Certificate	Monthly, within 30 days / Annually, within 120 days of FYE		YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)		YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)		YES	NO

Total amount of Borrower’s cash and	Amount: $N/A		YES	NO
investments
Total amount of Borrower’s cash and	Amount: $N/A		YES	NO
investments maintained with Bank

		DESCRIPTION	APPLICABLE
No events that would have a Material	Notify promptly upon notice	______________	YES	NO
Adverse Effect
Inventory Disputes > $100,000	Notify promptly upon notice	______________	YES	NO
Mergers & Acquisitions > $0	Notify promptly upon notice	______________	YES	NO
Cross default with other agreements	Notify promptly upon notice	______________	YES	NO
>$100,000
Judgement > $100,000	Notify promptly upon notice	______________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
TO BE TESTED QUARTERLY, UNLESS OTHERWISE NOTED:

Maximum Leverage Ratio	3.25:1.00	__________:1.00	YES	NO
Debt Service Coverage Ratio	1.20:1.00	__________:1.00	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Purchase Money Debt	<$500,000 per year	______________	YES	NO
Permitted Investments for stock repurchase	<$250,000 per year	______________	YES	NO
Permitted Investments for subsidiaries	<$0	______________	YES	NO
Permitted Investments for employee loans	<$250,000 per year	______________	YES	NO
Permitted Investments for joint ventures	<$0	______________	YES	NO
Liens Securing Permitted Purchase Money	<$500,000 per year	______________	YES	NO
Debt
Permitted Transfers	<$0	______________	YES	NO
Permitted FS Investments	<$500,000 in aggregate	______________	YES	NO
	after 06-25-10 for the initial	______________	YES	NO
investment and < $3,000,000
in aggregate (rolling 12 mos)

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

EXHIBIT K

FORM OF WARRANT DELIVERED WITH SECOND MODIFICATION TO CREDIT AGREEMENT

[See Exhibit 10.25.7]